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                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                 -----------------

                                                    FORM 8-K/A


                                                AMENDMENT NO. 1 TO
                                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                      OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 4, 1999


                                                 -----------------


                                               BOOLE & BABBAGE, INC.
                              (Exact name of registrant as specified in its charter)



           Delaware                               0-132-58                                94-1651571
(State or other jurisdiction of           (Commission File Number)          (I.R.S. Employer Identification No.)
        incorporation)



                                                 3131 Zanker Road
                                          San Jose, California 95134-1933
                               (Address of principal executive offices and zip code)


                        Registrant's telephone number, including area code: (408) 526-3000


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         This Amendment No. 1 to Form 8-K amends and restates the Form 8-K filed by Boole & Babbage, Inc. on January 8, 1999.

Item 5.  Other Events.

         On January 4, 1999, Boole & Babbage, Inc., a Delaware corporation ("Boole"), issued a press release addressing further developments in the ongoing litigation among Platinum technology, inc. ("Platinum"), Boole and BMC Software, Inc., including the fact that Platinum withdrew its Motion For Preliminary Injunction in which it sought to void the merger agreement between Boole and BMC Software, Inc. ("BMC") and to require Boole to negotiate exclusively with Platinum for an uninterrupted 120-day period. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Based on Platinum's press release issued on January 5, 1999, Boole understands that Platinum is now seeking damages of at least $30 million from Boole for breach of contract and that Platinum has dropped all claims against BMC.

         Boole believes, although there can be no assurance, that the claims by Platinum are without merit, and Boole intends to continue to vigorously defend itself against the allegations in Platinum's amended complaint. In addition, Boole believes, although there can be no assurance, that the litigation will not have an adverse effect on the proposed merger with BMC and that if a judgment is rendered against Boole in the litigation, or if Boole and Platinum agree to settle the litigation, neither the judgment nor the settlement would have a material adverse effect on the business, financial condition or results of operations of Boole. Boole also continues to believe that the BMC merger agreement is in the best interests of its stockholders.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         99.1     Press Release of Boole & Babbage, Inc. dated January 4, 1999.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                BOOLE & BABBAGE, INC.



Date:  February 26, 1999        By:       /s/ Arthur Knapp
                                     -------------------------------------------
                                     Name:    Arthur Knapp
                                     Title:   Senior Vice President and Chief
                                              Financial Officer



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                                  EXHIBIT INDEX

      Exhibit
       Number                           Description
      -------                           -----------
        99.1       Press Release of Boole & Babbage, Inc. dated January 4, 1999.